UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934


      Date of Report (Date of earliest event reported):  October 24, 2001
                                                         ----------------

                                Malacology Inc.

             (Exact name of registrant as specified in its charter)

                                     Nevada

                 (State or other jurisdiction of incorporation)


                  0-29489                               33-0850627
                  ---------                             -----------
         (Commission  File  Number)         (IRS  Employer Identification No.)

      610 Newport Center Drive, Suite 800, Newport Beach, CA 92660
      ------------------------------------------------------------
            (Address  of  principal  executive  offices)     (Zip  Code)

                                 (949) 719-1977
                                 --------------
               Registrant's telephone number, including area code:

                                 Not applicable
                                 ---------------
                  (Former name, address and telephone number)

ITEM  1.     CHANGES  IN  CONTROL  OF  REGISTRANT

   (a) On October 24, 2001, Contracts Consultants International, Inc., a Florida corporation, acquired 970,000 restricted common shares of Malacology, Inc. from
M. Richard Cutler and Vi Bui in a private purchase transaction. On October 23, 2000, Vivek R. Rao acquired the same 970,000 shares from Contracts Consultants International, Inc. in a private purchase transaction. Vivek R. Rao became the "control person" of the Registrant as that term is defined in the Securities Act of 1933, as amended. Simultaneously with this transaction, the Board of
Directors of Malacology, Inc. nominated Vivek R. Rao to the Board of Directors and all former officers and directors resigned. Vivek R. Rao was then named President, Secretary and Treasurer of Malacology, Inc.

     Prior to the sales, the Company had 1,000,000 shares of common stock outstanding.

     Copies of the Stock Purchase Agreements reflecting the sales of the 970,000
shares are attached hereto as exhibits.   The foregoing description is  modified
by  such  reference.

    (b) The following table sets forth, as of October 24, 2001, certain information with respect to the Company's equity securities owned of record or beneficially by (i) each Officer and Director of the Company; (ii) each person who owns beneficially more than 5% of each class of the Company's outstanding equity securities; and (iii) all Directors and Executive Officers as a group.

                                    Name and Address of      Amount and Nature of  Percent of
Title of Class                      Beneficial Owner (1)     Beneficial Ownership  Class (2)
----------------------------------  -----------------------  --------------------  -----------

Common Stock                        Vivek R. Rao                          970,000        97.0%
                                    2827 Fairway View Drive
                                    Valrico, FL 33594

Common Stock                        All Officers and Directors as a
                                    Group (1 person)                      970,000        97.0%
                                                                       ==========  ===========

  (1) Beneficial ownership has been determined in accordance with Rule 13d-3 under the Exchange Act and unless otherwise indicated, represents securities for which the beneficial owner has sole voting and investment power.
  (2)   Based upon 1,000,000 shares issued and outstanding.

ITEM  7.  FINANCIAL  STATEMENTS AND EXHIBITS



EXHIBITS

1.1. Stock Purchase Agreement between M. Richard Cutler, Vi Bui and Contracts Consultants International, Inc. dated as of October 23, 2001.

1.2. Stock Purchase Agreement between Contracts Consultants International, Inc. and Vivek R. Rao dated as of October 23, 2001.

                              SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report on Form 8-K to be signed on its behalf by the undersigned hereunto duly authorized.

                                   MALACOLOGY, INC.

                                   /s/  M. Richard Cutler
                                   ----------------------------------
                                   President

Date: October 24, 2001